Exhibit 99.2

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

September 30, 2011

	LINN Energy Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$10,075	$—		$10,075
Accounts receivable – trade, net	246,677	—		246,677
Derivative instruments	322,872	—		322,872
Other current assets	56,506	3,586	(a)	60,092
Total current assets	636,130	3,586		639,716

Noncurrent assets:
Oil and natural gas properties (successful efforts method), net	6,001,514	572,517	(a)	6,574,031
Other property and equipment, net	133,749	—		133,749
Derivative instruments	453,541	—		453,541
Other noncurrent assets	109,295	—		109,295
Total noncurrent assets	6,698,099	572,517		7,270,616
Total assets	$7,334,229	$576,103		$7,910,332

LIABILITIES AND UNITHOLDERS’ CAPITAL
Current liabilities:
Accounts payable and accrued expenses	$344,241	$—		$344,241
Derivative instruments	3,667	—		3,667
Other accrued liabilities	91,823	—		91,823
Total current liabilities	439,731	—		439,731

Noncurrent liabilities:
Credit facility	65,000	570,000	(b)	635,000
Senior notes, net	3,053,924	—		3,053,924
Derivative instruments	3,213	—		3,213
Other noncurrent liabilities	61,683	6,103	(a)	67,786
Total noncurrent liabilities	3,183,820	576,103		3,759,923

Commitments and contingencies

Unitholders’ capital:
Units issued and outstanding	2,843,507	—		2,843,507
Accumulated income	867,171	—		867,171
	3,710,678	—		3,710,678
Total liabilities and unitholders’ capital	$7,334,229	$576,103		$7,910,332

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2011

	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical	Concho Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues and other:
Oil, natural gas and natural gas liquids sales	$835,579	$120,950	$24,968	$8,349	$5,899	$—		$995,745
Losses on oil and natural gas derivatives	660,279	—	—	—	—	—		660,279
Marketing revenues	4,159	—	—	—	—	—		4,159
Other revenues	3,564	—	—	—	—	—		3,564
	1,503,581	120,950	24,968	8,349	5,899	—		1,663,747
Expenses:
Lease operating expenses	165,171	23,924	2,694	2,161	437	—		194,387
Transportation expenses	20,152	—	—	—	—	—		20,152
Marketing expenses	2,703	—	—	—	—	—		2,703
General and administrative expenses	91,994	—	—	—	—	—		91,994
Exploration costs	1,498	—	—	—	—	—		1,498
Bad debt expenses	74	—	—	—	—	—		74
Depreciation, depletion and amortization	234,039	—	—	—	—	30,324	(c)	264,923
						560	(d)
Taxes, other than income taxes	56,920	7,424	1,641	708	651	—		67,344
Losses on sale of assets and other, net	1,870	—	—	—	—	—		1,870
	574,421	31,348	4,335	2,869	1,088	30,884		644,945
Other income and (expenses):
Loss on extinguishment of debt	(94,372)	—	—	—	—	—		(94,372)
Interest expense, net of amounts capitalized	(191,673)	—	—	—	—	(18,710)	(e)	(211,173)
						(790)	(f)
Other, net	(6,331)	—	—	—	—	—		(6,331)
	(292,376)	—	—	—	—	(19,500)		(311,876)
Income before income taxes	636,784	89,602	20,633	5,480	4,811	(50,384)		706,926
Income tax expense	(8,730)	—	—	—	—	—	(g)	(8,730)
Net income	$628,054	$89,602	$20,633	$5,480	$4,811	$(50,384)		$698,196
Net income per unit:
Basic	$3.63							$3.98
Diluted	$3.62							$3.97
Weighted average units outstanding:
Basic	171,076							173,382
Diluted	171,825							174,131

The accompanying notes are an integral part of these pro forma condensed combined statements of operations.

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2010

	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical	Concho Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues and other:
Oil, natural gas and natural gas liquids sales	$690,054	$63,101	$42,122	$32,341	$29,728	$—		$857,346
Gains on oil and natural gas derivatives	75,211	—	—	—	—	—		75,211
Marketing revenues	3,966	—	—	—	—	—		3,966
Other revenues	3,049	—	—	—	—	—		3,049
	772,280	63,101	42,122	32,341	29,728	—		939,572
Expenses:
Lease operating expenses	158,382	13,826	4,796	12,446	1,309	—		190,759
Transportation expenses	19,594	—	—	—	—	—		19,594
Marketing expenses	2,716	—	—	—	—	—		2,716
General and administrative expenses	99,078	—	—	—	—	—		99,078
Exploration costs	5,168	—	—	—	—	—		5,168
Bad debt expenses	(46)	—	—	—	—	—		(46)
Depreciation, depletion and amortization	238,532	—	—	—	—	60,921	(c)	300,514
		—				1,061	(d)
Impairment of goodwill and long-lived assets	38,600	—	—	—	—	—		38,600
Taxes, other than income taxes	45,182	3,220	2,956	2,728	3,355	—		57,441
Losses on sale of assets and other, net	6,536	—	—	—	—	—		6,536
	613,742	17,046	7,752	15,174	4,664	61,982		720,360
Other income and (expenses):
Interest expense, net of amounts capitalized	(193,510)	—	—	—	—	(31,441)	(e)	(226,848)
						(1,897)	(f)
Losses on interest rate swaps	(67,908)	—	—	—	—	—		(67,908)
Other, net	(7,167)	—	—	—	—	—		(7,167)
	(268,585)	—	—	—	—	(33,338)		(301,923)
Income (loss) before income taxes	(110,047)	46,055	34,370	17,167	25,064	(95,320)		(82,711)
Income tax expense	(4,241)	—	—	—	—	—	(g)	(4,241)
Net income (loss)	$(114,288)	$46,055	$34,370	$17,167	$25,064	$(95,320)		$(86,952)

Net loss per unit:
Basic	$(0.80)							$(0.57)
Diluted	$(0.80)							$(0.57)
Weighted average units outstanding:
Basic	142,535							152,688
Diluted	142,535							152,688

The accompanying notes are an integral part of these pro forma condensed combined statements of operations.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2011, is derived from:

•	the historical consolidated financial statements of Linn Energy, LLC (“LINN Energy” or the “Company”); and
•	the preliminary values assigned to the identifiable assets to be acquired and liabilities to be assumed from Plains Exploration & Production Company (“Plains”).

The unaudited pro forma condensed combined statements of operations of LINN Energy for the nine months ended September 30, 2011, and year ended December 31, 2010, are derived from:

•	the historical consolidated financial statements of LINN Energy;
•	the historical statements of revenues and direct operating expenses of certain oil and natural gas properties to be acquired from Plains (the properties, the “Plains Properties”);
•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from Panther Energy Company, LLC and Red Willow Mid-Continent, LLC (collectively referred to as “Panther” and the properties, the “Panther Properties”);

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from SandRidge Exploration and Production, LLC (“SandRidge” and the properties, the “SandRidge Properties”); and

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from an affiliate of Concho Resources Inc. (“Concho” and the properties, the “Concho Properties” and together with the Plains Properties, Panther Properties and the SandRidge Properties, the “Properties”).

The unaudited pro forma condensed combined balance sheet gives effect to the pending acquisition of the Plains Properties as if the transaction had occurred on September 30, 2011.  The unaudited pro forma condensed combined statements of operations give effect to the acquisitions of Properties as if the transactions had occurred on January 1, 2010.  The transactions and the related adjustments are described in the accompanying notes.  In the opinion of Company management, all adjustments have been made that are necessary to present fairly, in accordance with Regulation S-X, the pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined balance sheet and statements of operations are presented for illustrative purposes only, and do not purport to be indicative of the results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future.  In addition, future results may vary significantly from those reflected in such statements due to factors described in “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and elsewhere in the Company’s reports and filings with the Securities and Exchange Commission (“SEC”).

The unaudited pro forma condensed combined balance sheet and statements of operations should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2010.  The pro forma statements should also be read in conjunction with the historical statements of revenues and direct operating expenses for the Plains Properties and the notes thereto filed as Exhibit 99.1 to the Current Report on Form 8-K of which this Exhibit 99.2 is a part, and the statements of revenues and direct operating expenses for the Panther Properties, SandRidge Properties and Concho Properties and the notes thereto filed as exhibits 99.1, 99.2 and 99.3 to the Current Report on Form 8-K filed August 2, 2011.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS - Continued

Note 2 – Acquisition Dates

The Company anticipates the acquisition of the Plains Properties will close December 15, 2011, for an estimated closing price of approximately $570 million, subject to closing conditions, and will have an effective date of November 1, 2011.

The results of operations of the Panther Properties, SandRidge Properties and Concho Properties have been included in the historical financial statements of the Company since their respective acquisition dates.

The acquisition of Panther Properties was completed on June 1, 2011, with an effective date of January 1, 2011, for total consideration of approximately $222 million.

The acquisition of SandRidge Properties was completed on April 1, 2011, with the same effective date, for total consideration of approximately $201 million.

The acquisition of Concho Properties was completed on March 31, 2011, with an effective date of March 1, 2011, for total consideration of approximately $194 million.

Note 3 – Preliminary Acquisition Accounting

The acquisitions are accounted for under the acquisition method of accounting.  Accordingly, the Company conducts assessments of net assets acquired and recognizes amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisitions are expensed as incurred.  The initial accounting for the business combination will be performed subsequent to closing and adjustments to estimated amounts, or recognition of additional assets acquired or liabilities assumed, may occur as more detailed analyses are completed and additional information is obtained about the facts and circumstances that existed as of the acquisition date.

The following presents the estimated values assigned to the net assets to be acquired in the pending acquisition from Plains (in thousands):

Assets:
Current	$3,586
Oil and natural gas properties	572,517
Total assets to be acquired	$576,103

Liabilities:
Asset retirement obligations	$6,103
Net assets to be acquired	$570,000

Current assets include inventory of materials and supplies.  The fair value of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount.  Significant inputs to the valuation of oil and natural gas properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; (iv) estimated future cash flows; and (v) a market-based weighted average cost of capital rate.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS - Continued

Note 4 – Pro Forma Adjustments

The Company’s historical results of operations include the results of Properties acquired from Panther, SandRidge and Concho since the acquisition dates.  The pro forma statements of operations include adjustments to reflect these acquisitions and the pending acquisition from Plains as if they had occurred on January 1, 2010.  The unaudited pro forma condensed combined financial statements have been adjusted to:

(a)
reflect the estimated closing price to be paid by LINN Energy for the purchase of the Plains Properties and adjustments to historical book values of the Plains Properties to their estimated fair values in accordance with the acquisition method of accounting

(b)	reflect the incremental debt of approximately $570 million incurred to fund the estimated closing price for the Plains Properties

(c)	record incremental depreciation, depletion and amortization expense, using the units-of-production method, related to oil and natural gas properties acquired as follows:

•	for the period from January 1 through September 30, 2011, and for the year ended December 31, 2010, $18 million and $24 million, respectively related to the Plains Properties
•	for the period from January 1 through June 1, 2011, and for the year ended December 31, 2010, $7 million and $18 million, respectively, related to the Panther Properties
•	for the period from January 1 through April 1, 2011, and for the year ended December 31, 2010, $2 million and $9 million, respectively, related to the SandRidge Properties
•	for the period from January 1 through March 31, 2011, and for the year ended December 31, 2010, $3 million and $10 million, respectively, related to the Concho Properties

(d)	record accretion expense related to asset retirement obligations on oil and natural gas properties acquired as follows:

•	for the period from January 1 through September 30, 2011, and for the year ended December 31, 2010, $403,000 and $501,000, respectively, related to the Plains Properties
•	for the period from January 1 through June 1, 2011, and for the year ended December 31, 2010, $26,000 and $59,000, respectively, related to the Panther Properties
•	for the period from January 1 through April 1, 2011, and for the year ended December 31, 2010, $128,000 and $489,000, respectively, related to the SandRidge Properties
•	for the period from January 1 through March 31, 2011, and for the year ended December 31, 2010, $3,000 and $12,000, respectively, related to the Concho Properties

(e)	record interest expense as follows:

•	incremental debt of approximately $570 million incurred to fund the estimated closing price for the Plains Properties; the assumed interest rate was 2.9%
•	incremental debt of approximately $222 million incurred to fund the purchase price of the Panther Properties; the assumed interest rate was 6.5%

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS - Continued

A 1/8 percentage change in the assumed interest rate would result in an adjustment to pro forma net loss as follows:

	Nine Months Ended September 30, 2011	Year Ended December 31, 2010
	(in thousands)

Plains Properties	$540	$720
Panther Properties	141	281
	$681	$1,001

(f)	record incremental amortization of deferred financing fees associated with debt incurred to fund the purchase price of the Panther Properties

(g)
The Company is treated as a partnership for federal and state income tax purposes.  The Company subsidiaries that acquired the Properties are also treated as partnerships for federal and state income tax purposes.  Accordingly, no recognition has been given to federal and state income taxes in the accompanying unaudited pro forma condensed combined statements of operations.

The pro forma statements of operations also include an adjustment to the weighted average units outstanding to reflect units issued to fund the purchase price of the SandRidge Properties and the Concho Properties.

Note 5 – Supplemental Oil and Natural Gas Reserve Information

The following tables set forth certain unaudited pro forma information concerning LINN Energy’s proved oil, natural gas and natural gas liquids (“NGL”) reserves for the year ended December 31, 2010, giving effect to the Properties to be acquired from Plains, and Properties acquired from Panther, SandRidge and Concho as if they had occurred on January 1, 2010.  There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development costs.  The following reserve data represent estimates only and should not be construed as being precise.

	Year Ended December 31, 2010
	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical		Concho Historical		LINN Energy Pro Forma
	Natural Gas (Bcf)
Proved developed and undeveloped reserves:
Beginning of year	774	72	29	9		6		890
Revisions of previous estimates	22	—	1	1		1		25
Purchase of minerals in place	369	—	—	—		—		369
Extension and discoveries	118	103	—	—		—		221
Production	(50)	(7)	(2)	—	(1)	—	(1)	(59)
End of year	1,233	168	28	10		7		1,446
Proved developed reserves:
Beginning of year	549	45	13	6		2		615
End of year	805	51	12	6		2		876
Proved undeveloped reserves:
Beginning of year	225	27	16	3		4		275
End of year	428	117	16	4		5		570

(1)	SandRidge and Concho had 365 MMcf and 188 MMcf, respectively, of natural gas production during the year ended December 31, 2010.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS - Continued

	Year Ended December 31, 2010
	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	Oil and NGL (MMBbls)
Proved developed and undeveloped reserves:
Beginning of year	156.3	1.5	5.1	8.3	7.0	178.2
Revisions of previous estimates	9.1	—	0.1	1.0	0.6	10.8
Purchase of minerals in place	50.3	—	—	—	—	50.3
Extension and discoveries	19.4	13.6	—	—	—	33.0
Production	(7.8)	(0.7)	(0.4)	(0.4)	(0.4)	(9.7)
End of year	227.3	14.4	4.8	8.9	7.2	262.6
Proved developed reserves:
Beginning of year	111.8	0.9	1.9	4.4	2.7	121.7
End of year	142.9	4.9	1.5	4.8	2.3	156.4
Proved undeveloped reserves:
Beginning of year	44.5	0.6	3.2	3.9	4.3	56.5
End of year	84.4	9.5	3.3	4.1	4.9	106.2

	Year Ended December 31, 2010
	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	Total (Bcfe)
Proved developed and undeveloped reserves:
Beginning of year	1,712	81	59	59	49	1,960
Revisions of previous estimates	77	—	1	7	4	89
Purchase of minerals in place	671	—	—	—	—	671
Extension and discoveries	234	184	—	—	—	418
Production	(97)	(11)	(4)	(3)	(3)	(118)
End of year	2,597	254	56	63	50	3,020
Proved developed reserves:
Beginning of year	1,220	50	25	32	19	1,346
End of year	1,662	80	21	35	17	1,815
Proved undeveloped reserves:
Beginning of year	492	31	34	27	30	614
End of year	935	174	35	28	33	1,205

Summarized in the following table is information for the standardized measure of discounted cash flows relating to proved reserves as of December 31, 2010, giving effect to the Properties.  There are no future income tax expenses because the Company is not subject to federal income taxes.  Limited liability companies are subject to state income taxes in Texas and Michigan; however, these amounts are immaterial.  The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and natural gas reserves of the properties.  An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties, and consideration of expected future economic and operating conditions.  For a discussion of the assumptions used in preparing the information presented, refer to the Company’s financial statements for the fiscal year ended December 31, 2010, as well as to the historical statements of revenues and direct operating expenses of the Plains Properties included elsewhere in this Form 8-K, and the statements of revenues and direct operating expenses for the Panther Properties, SandRidge Properties and Concho Properties and the notes thereto filed as exhibits 99.1, 99.2 and 99.3 to the Current Report on Form 8-K filed August 2, 2011.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS - Continued

	December 31, 2010
	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	(in thousands)

Future estimated revenues	$20,160,275	$1,477,079	$518,415	$732,598	$531,546	$23,419,913
Future estimated production costs	(6,825,147)	(356,469)	(139,794)	(326,185)	(141,514)	(7,789,109)
Future estimated development costs	(1,733,929)	(413,916)	(142,260)	(123,998)	(130,786)	(2,544,889)
Future net cash flows	11,601,199	706,694	236,361	282,415	259,246	13,085,915
10% annual discount for estimated timing of cash flows	(7,377,667)	(444,176)	(98,417)	(172,702)	(149,657)	(8,242,619)
Standardized measure of discounted future net cash flows	$4,223,532	$262,518	$137,944	$109,713	$109,589	$4,843,296

Representative NYMEX prices: (1)
Natural gas (MMBtu)	$4.38	$4.38	$4.38	$4.38	$4.38
Oil (Bbl)	$79.29	$79.43	$79.29	$79.29	$79.29

(1)
In accordance with SEC regulations, reserves at December 31, 2010, were estimated using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.  The price used to estimate reserves is held constant over the life of the reserves.

The following table summarizes the principal sources of change in the standardized measure of discounted future net cash flows:

	Year Ended December 31, 2010
	LINN Energy Historical	Plains Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	(in thousands)
Sales and transfers of oil, natural gas and NGL produced during the period	$(466,964)	$(46,055)	$(34,370)	$(17,167)	$(25,064)	$(589,620)
Changes in estimated future development costs	(56,001)	(120,343)	4	(3,818)	(6,766)	(186,924)
Net change in sales and transfer prices and production costs related to future production	886,438	70,265	49,027	40,529	39,938	1,086,197
Purchase of minerals in place	1,277,134	―	―	―	―	1,277,134
Extensions, discoveries, and improved recovery	329,642	―	―	―	―	329,642
Previously estimated development costs incurred during the period	42,947	―	―	―	―	42,947
Net change due to revisions in quantity estimates	164,999	353,939	5,349	16,450	14,119	554,856
Accretion of discount	172,328	4,680	10,698	5,477	8,050	201,233
Changes in production rates and other	149,727	(46,771)	251	13,469	(1,184)	115,492
	$2,500,250	$215,715	$30,959	$54,940	$29,093	$2,830,957

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flow from, or current value of, existing proved reserves since the computations are based on a large number of estimates and arbitrary assumptions.  Reserve quantities cannot be measured with precision and their estimation requires many

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS - Continued

judgmental determinations and frequent revisions.  The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates of demand and governmental control.  Actual future prices and costs are likely to be substantially different from the current prices and costs utilized in the computation of reported amounts.  Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitations inherent therein.